SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                          ______________________


                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) February 18, 1998

                                      SUN CITY INDUSTRIES, INC.
          (exact name of registrant as specified in its charter)


                   Delaware                1-6914             59-0950777
               (State or other         (Commission File      (IRS Employer
                jurisdiction of          Number)             Identification
                incorporation)                                    Number)


                  5545 N.W. 35th Avenue, Fort Lauderdale, Florida 33309
                 (Address of Principal Executive Offices)


     Registrant's telephone number, including area code (954) 730-3333


                           Inapplicable
       (Former name or former address, if changed since last report)

   Item 2. Filing For Reorganization

   On February 12, 1998, the registrant announced that because the SeaSpecialties, Inc. merger between the companies has been terminated,
 the Company and eight of its    subsidiaries filed for reorganization with
the United States Bankruptcy Court in the   Southern District of Florida.

   On February 6, 1998 Deloitte & Touche LLP informed Sun City that its client-auditor relationship with Sun City Industries, Inc.
 (Commission File No. 1-6914) has ceased.

   Item 7.  Exhibits

     Attached as Exhibits are:

     1)  Copy of Bankruptcy filings with the Bankruptcy Court.

     2)  Copy of the registrant's press release relating to the transaction.

     3)  Copy of Notice from Company's Auditors dated February 6, 1998.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the
 undersigned    thereunto duly authorized.

                                   SUN CITY INDUSTRIES, INC.


   Dated: February 18, 1998                  By:               Saul Zalka

                                                    Saul Zalka
                                                    President


                          INDEX TO EXHIBITS


                                                         Sequentially
   Exhibit                                                Numbered
   Number                      EXHIBIT                Page

   1.               Filing with the Bankruptcy Court                   1

   2.               Press release by Sun City Industries, Inc.              2

   3.               Notice from Company's Auditors,
               Deloitte & Touche LLP                         3

                   UNITED STATES BANKRUPTCY COURT
                    SOUTHERN DISTRICT OF FLORIDA


   In re                           CASE NO. 98-20979

   SUN CITY INDUSTRIES        CHAPTER 11


     Debtor.

   _______________________________/

          DEBTOR'S EX-PARTE MOTION FOR JOINT ADMINISTRATION

     Debtor, SUN CITY INDUSTRIES, INC. ("Debtor"), pursuant to Bankruptcy Rule 1015(b) and Rule 115(A), Local Rules of the United States Bankruptcy
 Court for    the Southern District of Florida, hereby moves for entry of an
 Order providing for joint administration of various affiliated entities and in support thereof states as follows:
     1. On February 2, 1998, Debtor filed a voluntary petition for relief under Chapter 11 of 11 U.S.C. S 101, et seq.
     2. Also on this date, the following eight (8) affiliates (the "Affiliates") of the Debtor have also filed voluntary petitions for relief under Chapter 11 of 11 U.S.C. S 101, et seq.:
          a.  Certified Poultry & Egg Co., Inc.        98-20681
          b.  Certified Food Service of Orlando, Inc.  98-20685
          c.  Certified Food Service of GA, Inc.  98-20684
          d.  Certified Foodservice of PA, Inc.        98-20682
          e.  Gulf Coast Foodservice, Inc.        98-20683
          f.  Sun City Administrative Co., Inc.        98-20680
          g.  Sun City Produce, Inc., and         98-20686
          h.  Sheppard Foodservice, Inc.          98-20687


                                  1

                      Sun City Industries, Inc.
                          Executive Offices
                          5545 NW 35 Avenue
   Mailing Address:   Fort Lauderdale, FL 33309             Telephone
   PO Box 8848                                         (954) 730-3333
   Ft. Lauderdale, FL 33310-8848                   Fax (954) 730-3400











                        FOR IMMEDIATE RELEASE


   Ft. Lauderdale, Florida, February 12, 1998

     Malvin Avchen, Chairman of the Board and Chief Executive Officer of Sun
 City    Industries, Inc., a Ft. Lauderdale, based food distributor, announced today that Sun City Industries, Inc. and eight of its subsidiaries filed for reorganization with the United States Bankruptcy Court in the southern District of Florida.

     Sun City Industries will close two of its underperforming operations to operate its other businesses while consolidating and restructuring them.
The Company will continue to seek other merger partners or a buyer for all or part of the remaining consolidated Companies.

     Anyone interested in the purchase of the Companies should contact Philip Hudson at Gunster, Yoakley at (305) 376-6000.















                                  2
   Deloitte &
   Touche LLP
   Certified Public Accountants
   Suite 1400
   New River Center
   200 East Las Olas Boulevard
   Fort Lauderdale, Florida 33301-2248
   Telephone: (954) 728-3800
   Facsimile:  (954) 728-3838


   February 6, 1998



   Mr. Malvin Avchen
   Chairman of the Board
   and Chief Executive Officer
   Sun City Industries, Inc.
   5545 Northwest 35th Avenue
   Fort Lauderdale, Florida 33309

   Dear Mr. Avchen:

   This is to confirm that the client-auditor relationship between Sun City Industries, Inc. (Commission File No. 1-6914) and Deloitte & Touche LLP has ceased.

   Yours truly,

   Deloitte & Touche LLP

   cc:    Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 5th Street, N.W.
     Washington, D.C. 20549









   Deloitte Touche
   Tohmatsu
   International
                                  3